                                                      Page one of _______ pages.
                                                  Exhibit Index is on Page four.

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 2, 1999



                            LAM RESEARCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-12933                94-2634797
          --------                      ---------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                 4650 CUSHING PARKWAY, FREMONT, CALIFORNIA 94538
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 659-0200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS

     On March 2, 1999, Lam Research Corporation (the "Company") announced a plan to repurchase up to 2,000,000 shares of its common stock. Attached hereto as
Exhibit 99.1 is the Company's press release dated March 2, 1999.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1   Lam Research Corporation Press Release dated March 2, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED: March 3, 1999                           LAM RESEARCH CORPORATION


                                               By: /s/ Richard Lovgren
                                                  ------------------------------

                                               Name:   Richard H. Lovgren
                                                    ----------------------------

                                               Title:  Vice President, Secretary
                                                       and General Counsel
                                                     ---------------------------

                                  EXHIBIT INDEX

                                                            Page No. in
                                                            Sequentially
                                                          Numbered Current
Exhibit No.                    Description                    Report
-----------                    -----------                -----------------
99.1             Lam Research Corporation Press Release           5
                 dated March 2, 1999.


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